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                              THE HERTZ CORPORATION

                                 Debt Securities

                     Underwriting Agreement Basic Provisions



                                                                    May 20, 2002



      The Hertz Corporation, a Delaware corporation (the "Company"), proposes from time to time to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, incorporating by reference the basic provisions (the "Basic Provisions") set forth herein, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in Schedule I to the applicable Pricing Agreement (such firm or firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's debt securities specified in Schedule II to such Pricing Agreement (such securities, as so specified in such Pricing Agreement, being herein sometimes referred to as the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (such Designated Securities to be covered by Delayed Delivery Contracts, as so specified in such Pricing Agreement, being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

      The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indentures, together with any indentures supplemental thereto, pursuant to which the Designated Securities will be issued (the "Indentures" or separately "each Indenture" or the "applicable Indenture").

      With respect to any Pricing Agreement, such Pricing Agreement, together with the Basic Provisions incorporated therein by reference, is also herein referred to as "this Agreement", and the date of such Pricing Agreement is also herein referred to as "the date of this Agreement." Terms defined in the Pricing Agreement, unless defined herein, are used as therein defined.

      1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities through the representative or representatives identified in the Pricing Agreement (the "Representative"). The Basic Provisions shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall state the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the principal amount of such Designated Securities to be purchased by each Underwriter, whether any of such Designated Securities shall be covered by Delayed
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Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriters with respect thereto, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and the prospectus with respect thereto and the Indentures) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of facsimile transmissions. Each Pricing Agreement shall be deemed to be an agreement by the Company and the Underwriters to be bound by the terms of this Agreement. The obligations of the Underwriters under this Agreement shall be several and not joint.

      2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement (No. 333-57138) on Form S-3 in respect of the Company's debt securities (the "Securities") have been filed with the Securities and Exchange Commission (the "Commission"), in the form heretofore delivered to the Representative, and such registration statement in such form has been declared effective by the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called the "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, and, if applicable, including information ("Rule 430A Information"), if any, deemed to be a part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Act"), as amended at the time such part became effective, being hereinafter referred to as the "Registration Statement"), and the prospectus relating to the Securities, in the form in which it has most recently been filed, or electronically transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of such Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to include any documents filed after the effective date of such Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference; and any reference to the phrase "Prospectus as amended or supplemented" shall be deemed to refer to the Prospectus as amended or supplemented to set forth any Rule 430A Information or to describe the offering of a particular series of Designated Securities in the form in which it is first filed, or electronically transmitted for filing, with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing or transmission);

         (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the


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      Exchange Act and the rules and regulations of the Commission thereunder, and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

         (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Act or the Exchange Act, as applicable, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representative expressly for use in the Prospectus as amended or supplemented relating to such Securities; when the Registration Statement became effective, the Indentures were, and at all times thereafter the Indentures have been and will be, duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and when the Registration Statement became effective the Indentures conformed, and at all times thereafter the Indentures have conformed and will conform, in all material respects to the requirements of the Trust Indenture Act;

         (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Prospectus, with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole;

         (e) This Agreement has been duly authorized, executed and delivered on behalf of the Company; upon execution and delivery of each Pricing Agreement by the Company, such Pricing Agreement shall have been duly authorized, executed and delivered on behalf of the Company and, when executed and delivered by the Representative, will be a valid and legally binding agreement of the Company in accordance with its terms; on the date of each Pricing Agreement with respect to the Designated Securities covered thereby, such Designated Securities shall be duly authorized, and, when such Designated Securities are authenticated as contemplated by the Indentures and issued and delivered in accordance with this Agreement and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts applicable to such Contract Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company in accordance with their terms and will be entitled to the benefits provided by the Indentures, which will be substantially in the form included as an exhibit to the Registration Statement; and the Indentures have been duly authorized by the Company and, as executed and delivered by the Company and the applicable trustee


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      under the Indentures (the "Trustee"), constitute valid and legally binding instruments of the Company in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (f) In the event that any of the Designated Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered on behalf of the Company and duly authorized, executed and delivered on behalf of the purchaser thereunder, will constitute a valid and legally binding agreement of the Company in accordance with its terms;

         (g) There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, and the absence of which would materially affect, the issue and sale of the Designated Securities as contemplated by this Agreement or, in the case of any Contract Securities, Delayed Delivery Contracts with respect to such Contract Securities, or the execution, delivery or performance of the Indentures, except the registration under the Act of the Securities, the qualification of the Indentures under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the public offering of the Designated Securities by the Underwriters; and

         (h) PricewaterhouseCoopers LLP ("PwC"), who have certified certain of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, are, to the best of the knowledge of the Company, independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representative of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented, and, in connection with such offer or the sale of such Designated Securities, will use the Prospectus as amended or supplemented, together with any amendment or supplement thereto, that specifically describes such Designated Securities, in the form which has been most recently distributed to them by the Company, only as permitted or contemplated thereby, and will offer and sell such Designated Securities only as permitted by the Act and the applicable securities laws or regulations of any jurisdiction. The Representative will use its best efforts to inform the Company when it has authorized the sale of the Underwriters' Securities to the public and when it has been advised that such Underwriters' Securities have been sold by the several Underwriters within a reasonable period of time after such sales are completed.

      The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase


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Designated Securities from the Company pursuant to delayed delivery contracts
(herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representative and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representative, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, shall be with institutional investors of the types described in the Prospectus as amended or supplemented and subject to other conditions therein set forth. The Company will enter into a Delayed Delivery Contract in each case where the Underwriters have arranged for such a contract and the Company has advised the Representative of its approval of the proposed sale of Contract Securities to the purchaser thereunder; provided, however, that the minimum principal amount of Contract Securities covered by any Delayed Delivery Contract (or the aggregate amount under Delayed Delivery Contracts with related purchasers) shall be $1,000,000 and the aggregate principal amount of all Contract Securities shall not exceed the maximum aggregate principal amount specified in Schedule II to the Pricing Agreement with respect to the Designated Securities specified therein, unless the Company shall otherwise agree in writing. However, if the aggregate principal amount of Contract Securities requested for delayed delivery is less than the minimum aggregate principal amount specified in such Schedule II, the Company will have the right to reject all requests. Each Underwriter to whom Contract Securities have been attributed will make reasonable efforts to assist the Company in obtaining performance by the purchaser in accordance with the terms of the Delayed Delivery Contract covering such Contract Securities, but no Underwriter will have any liability in respect of the validity or performance of any Delayed Delivery Contract.

      The Company will notify the Representative not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representative and the Company may agree upon in writing), such notice to be confirmed in writing prior to such Time of Delivery, of the principal amount of Contract Securities, and the name of, and principal amount thereof to be purchased by, each purchaser. The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities of which the Company has been advised in writing prior to the Time of Delivery by the Representative as having been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded, as the Representative may determine, to the nearest $1,000 principal amount) and that, subject to
Section 8 hereof, the total principal amount of Underwriters' Securities to be purchased by all of the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities.

      4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, shall be delivered (to the extent practicable) in definitive form or in the form of one or more global securities, as specified in such Pricing Agreement, by the


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Company to the Representative, for the account of such Underwriter, against payment of the purchase price therefor by such Underwriter or on its behalf, by wire or internal bank transfer to an account specified by the Company, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date or by such other method of payment as the Representative and the Company may agree upon in writing, the time and date of such delivery and payment being herein called the "Time of Delivery". If any Underwriters' Securities are to be delivered in definitive form, the Underwriters' Securities so delivered shall be in such authorized denominations and shall be registered in such name or names as the Representative shall request in writing at least 48 hours prior to the Time of Delivery. For the purpose of expediting the checking of such Underwriters' Securities by the Representative, the Company agrees to make such Underwriters' Securities available to the Representative not later than 9:00 a.m., New York City time, on the business day next preceding the Time of Delivery at the offices of the Representative designated in Section 11 hereof. If any Underwriters' Securities are to be delivered in global form, unless otherwise provided in the applicable Pricing Agreement, the Underwriters' Securities so delivered shall be deposited with, or on behalf of, the Depository Trust Company (the "Depository") and registered in the name of the Depository's nominee.

      Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will make a payment to the Representative for the accounts of the Underwriters, by wire or internal bank transfer to an account specified by the Representative (or by such other method of payment as the Representative and the Company may agree upon in writing), in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to the Designated Securities, or such amount may be deducted from the amounts delivered pursuant to the preceding paragraph.

      5. The Company agrees with each of the Underwriters of any Designated
Securities:

         (a) To make no amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities prior to having furnished the Representative with a copy of the proposed form thereof and given the Representative a reasonable opportunity to review the same; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus as amended or supplemented and for so long as the delivery of a prospectus is required by law in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or electronically transmitted for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or


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      supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such action as the Representative may reasonably request in order to qualify such Designated Securities for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Designated Securities, provided that, in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of the Pricing Agreement with respect to such Designated Securities shall be at the expense of the Underwriters;

         (c) To furnish the Underwriters with copies of the Registration Statement (excluding exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request; and if, before a period of six months shall have elapsed after the date of the Pricing Agreement applicable to such Designated Securities and the delivery of a prospectus shall be at the time required by law in connection with sales of any such Designated Securities, either (i) any event shall have occurred as a result of which the Prospectus as amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented or to file under the Exchange Act any document incorporated by reference into the Prospectus as amended or supplemented in order to comply with the Act or the Exchange Act, to notify the Representative and upon its request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer participating in the distribution of such Designated Securities as many copies as the Representative may from time to time reasonably request of an amendment or a supplement to the Prospectus as amended or supplemented which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Designated Securities at any time six months or more after the date of such Pricing Agreement, upon the request of the Representative, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its security holders as soon as practicable, but in any event no later than eighteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such effective date;


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         (e) During a period of five years from the date of the Pricing
      Agreement applicable to such Designated Securities, to furnish to the Representative copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to the Representative, during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any of the Designated Securities or any class of securities of the Company is listed, and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); and

         (f) To pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including the cost of all qualifications of such Designated Securities under state securities laws (including reasonable fees and disbursements of counsel to the Underwriters in connection with such qualifications and with legal investment surveys), any fees of rating agencies with respect to the Securities and the cost of printing the Basic Provisions, each Pricing Agreement and any Delayed Delivery Contracts (it being understood that, except as provided in this subsection (f) and in Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the cost of printing any Agreement Among Underwriters, the fees of their counsel, transfer taxes on resale of any of such Designated Securities by them and any advertising expenses connected with any offers that they may make).

      6. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities shall be subject, in the discretion of the Representative, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, in all material respects, and the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied;

         (b) The Company shall have furnished to the Representative, at the Time of Delivery for such Designated Securities, the opinion of Harold E. Rolfe, Esq., Senior Vice President, Secretary and General Counsel of the Company, addressed to the Underwriters and dated the Time of Delivery, to the effect that:


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               (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation under the laws of New York and New Jersey and has the corporate power and authority to own or hold its properties and to conduct the business in which it is engaged;

               (ii) The applicable Indenture has been validly authorized, duly executed and delivered by the Company and duly qualified under the Trust Indenture Act, and is a valid and binding instrument of the Company enforceable in accordance with its terms except as limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting enforcement of creditors' rights generally;

               (iii) The Underwriters' Securities have been validly authorized by the proper authorized officers of the Company, and assuming they have been duly authenticated by the applicable Trustee or the authenticating agent and delivered, are the validly issued, outstanding and legally binding obligations of the Company;

               (iv) The Contract Securities, if any, have been validly
            authorized and, when duly executed, authenticated, issued and delivered and paid for by the respective purchasers thereof under the related Delayed Delivery Contracts, such Contract Securities will be validly issued, outstanding and legally binding obligations of the Company;

               (v) The Delayed Delivery Contracts, if any, have been validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as limited by general principles of equity and by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting enforcement of creditors' rights generally;

               (vi) The Registration Statement is effective under the Act and, to the best knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

               (vii) The Registration Statement and the Prospectus as amended or supplemented (except that no opinion need be expressed as to the financial statements, schedules and other financial and statistical data contained therein) and any further amendments or supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities, appear to comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission under said Acts and the documents incorporated by reference in the Prospectus as amended or supplemented (except


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            that no opinion need be expressed as to the financial statements, schedules and other financial and statistical data contained therein) appear to comply as of their respective dates as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder;

               (viii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company which could materially affect the transactions contemplated by this Agreement or would be required to be disclosed in any Prospectus which is not disclosed and correctly summarized therein;

               (ix) Such counsel does not know of any contracts or other
            documents which are required to be filed as exhibits to the Registration Statement incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or incorporated therein by reference; and

               (x) This Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the applicable Indenture and the sale of the Designated Securities will not conflict with, or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries considered as a whole pursuant to the terms of, any material agreement, indenture or instrument known to such counsel to which the Company is a debtor or a guarantor, or result in a violation of the provisions of the Certificate of Incorporation, as amended, of By-Laws of the Company or any order, rule or regulation of any court or other governmental body; and no consent, authorization or order of, or filing or registration with, any court or governmental body is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, and the applicable Indenture, except such as may be required by the Act, the Trust Indenture Act, the Exchange Act or state securities laws.

      Such counsel shall additionally state that no facts have come to the attention of such counsel which would lead him to believe that at the time the Registration Statement became effective (or, if an amendment to the Registration Statement has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) either the Registration Statement or any such amendment thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented as of its date and at the date of the opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no comment need be expressed as to the financial statements, schedules and other financial and statistical data contained therein).

         (c) Sidley Austin Brown & Wood LLP, counsel to the Underwriters, shall have furnished to the Representative its written opinion, dated the Time of Delivery for such Designated Securities, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has the corporate power under the laws of such State to own its properties and carry on its business as set forth in the Prospectus as amended or supplemented;

               (ii) The applicable Indenture has been duly qualified under the
            Trust Indenture Act, has been validly authorized, duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company;

               (iii) The Designated Securities have been duly authorized by the
            Company; the Underwriters' Securities, when executed by the Company and authenticated by the Trustee in accordance with the applicable Indenture and delivered and paid for as provided for in this Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and any Contract Securities (when executed by the Company and authenticated by the Trustee as aforesaid), when delivered and paid for as provided in the Delayed Delivery Contracts, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture;
               (iv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (v) The Registration Statement has become effective under the
            Act, is still effective, and to the best knowledge of such counsel no proceedings for a stop order are pending or threatened;

               (vi) The Registration Statement and the Prospectus as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than Exhibit 12 to the Registration Statement and the financial statements and other accounting information contained in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder;

               (vii) The Indentures and the Designated Securities conform as to legal matters with the descriptions thereof contained in the Registration Statement and the Prospectus as amended or supplemented; and

               (viii) This Agreement has been duly authorized, executed and delivered by the Company.

      Such opinion shall also state that, while such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, they have generally reviewed and discussed such statements with certain officers and employees of the Company, with their counsel and auditors and with the representatives of the Underwriters, and in the course of such review and discussions, no facts came to the attention of such counsel which lead them to believe that the Registration Statement, at the time that such Registration Statement became effective (other than the financial statements and other accounting information contained therein, or omitted therefrom, as to which they have not been requested to comment), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented, as of the date thereof (other than the financial statements and other accounting information contained therein, or omitted therefrom, as to which they have not been requested to comment), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such opinion may be made subject to the qualification that the enforceability of the terms of the Indentures and the Designated Securities may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (d) At the Time of Delivery for such Designated Securities, PwC shall have furnished to the Representative a letter dated such Time of Delivery, in form satisfactory to the Representative in its reasonable judgment, to the effect set forth in Annex III hereto and as to such other matters as the Representative may reasonably request as shall be referred to in
      Schedule II to the Pricing Agreement applicable to such Designated Securities;

         (e) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Company and its subsidiaries considered as a whole, or any material adverse change in the financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, which in any such case makes it impracticable or inadvisable in the reasonable judgment of the Representative to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

         (f) Since the time of execution of the Pricing Agreement applicable to the Designated Securities, none of the following events shall have occurred:

                  (A) (i) a declaration of a general moratorium on commercial banking activities in the United States by the authorities that govern such banking system or a material disruption in the securities settlement or clearance systems in the United States, which moratorium or disruption remains in effect and which, in the reasonable judgment of the Representative, substantially impairs the Underwriters' ability to settle the transaction involving the Designated Securities; provided that the exercise of such judgment shall take into account the availability of alternative means for settlement and the likely duration of such moratorium or disruption with the understanding that if the Commission or the Board of Governors of the Federal Reserve System has unequivocally stated prior to the Time of Delivery that the resumption of such system will occur within 3 business days of the scheduled Time of Delivery for such Designated Securities, the ability to settle the transaction shall not be deemed to be substantially impaired or (ii)
            (1) the United States shall have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war by the governmental authorities of the United States empowered to make such declaration, (2) any suspension or limitation on trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or (3) any material outbreak or material escalation of hostilities involving the United States in armed conflict, which, in the case of clause (ii)(1), (2) or (3), makes it impracticable or inadvisable, in the reasonable judgment of the Representative, after consultation with the Company, if possible, to proceed with the public offering or the delivery of such Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented; or

                  (B) (1) any substantial national or international calamity or emergency, or (2) any material adverse change in the general economic, political, legal, tax, regulatory or financial conditions or currency exchange rates in the United States (whether resulting from events within or outside of the United States), which, in the view of the Representative has caused a substantial deterioration in the price and/or value of such Designated Securities, that in the case of clause (1) or (2), in the mutual reasonable determination of the Representative and the Company, make it impracticable or inadvisable to proceed with the public offering or the delivery of such Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented.

         (g) The Company shall have furnished or caused to be furnished to the Representative, at the Time of Delivery for such Designated Securities, a certificate in form satisfactory to the Representative in its reasonable judgment to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Time of Delivery as though made at and as of such Time of Delivery; (ii) the Company has duly performed, in all material respects, all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; and (iv) at and as of such Time of Delivery neither the Registration Statement nor the Prospectus as amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

      The obligations of the Company and the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities are subject to the additional condition that there shall have been furnished to the Company and such Underwriters, at the Time of Delivery for such Designated Securities, such certificates of officers as shall, in the reasonable judgment of the Representative and the Company, be appropriate to indicate that the Indentures have been duly authorized, executed and delivered by the Trustee and is a valid and binding agreement of the Trustee.

         7. (a) The Company will indemnify and hold harmless each Underwriter of the applicable Designated Securities against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject with respect to such Designated Securities, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representative expressly for use therein; and provided further that the Company shall not be liable to any Underwriter of Designated Securities or any person controlling such Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter.

         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act.

         (b) Each Underwriter of the applicable Designated Securities will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject with respect to such Designated Securities, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and will reimburse the Company for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented with respect to such Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any such Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      8. If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement applicable to such Securities, the Representative may in its discretion arrange for itself or for another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representative does not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representative that it has so arranged for the purchase of such Underwriters' Securities, the Representative or the Company, respectively, shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus as amended or supplemented which in the opinion of Sidley Austin Brown & Wood LLP and counsel for the Company referred to in Section 6(b) hereof may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if it had originally been a party to the Pricing Agreement with respect to such Designated Securities. In the event that neither the Representative nor the Company arrange for another party or parties to purchase such Underwriters' Securities as provided in this Section, the Company shall have the right to require each non-defaulting Underwriter to purchase and pay for the Underwriters' Securities which such non-defaulting Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase the Underwriters' Securities which the defaulting Underwriter or Underwriters shall have so failed to purchase up to an amount thereof equal to 10% of the principal amount of the Underwriters' Securities which such non-defaulting Underwriter has otherwise agreed to purchase under the Pricing Agreement relating to such Designated Securities; provided, however, that if the aggregate principal amount of Underwriters' Securities which any defaulting Underwriter or Underwriters shall have so failed to purchase is more than one-eleventh of the aggregate principal amount of the Designated Securities, then the Pricing Agreement relating to such Designated Securities may be terminated either by the Company or, through the Representative, by such Underwriters as have agreed to purchase in the aggregate 50% or more of the remaining Designated Securities under the Pricing Agreement relating to such Designated Securities, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses referred to in Section 5(f) hereof and the indemnification provided in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      9. The respective indemnities, agreements, representations, warranties and other statements of the Underwriters and the Company hereunder, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Designated Securities.

      10. If any Pricing Agreement shall be terminated pursuant to Section 8 hereof, or if any Designated Securities are not delivered by the Company as provided herein because the condition set forth either in the last paragraph of
Section 6 or in Section 6(f) has not been met, the Company shall then be under no liability hereunder to any Underwriter, except as provided in Section 5(f) and Section 7 hereof; but if for any other reason any Designated Securities are not delivered by the Company as provided herein, the Company will be liable to reimburse the Underwriters, through the Representative, for all out-of-pocket expenses, including counsel fees and disbursements, as approved in writing by the Representative, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Designated Securities, but the Company shall then have no further liability to any Underwriter except as provided in Section 5(f) and Section 7 hereof.

      11. In all dealings with the Company under this Agreement, the Representative of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.

      All statements, requests, notices and agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Representative or the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the Representative at the address indicated in the Pricing Agreement, and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 225 Brae Boulevard, Park Ridge, New Jersey 07656-0713, attention of the Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by registered mail directly to such Underwriter at its principal office.

      12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company, and to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and any person who controls any Underwriter or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

      13.   Time shall be of the essence of each Pricing Agreement.

      14. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      15. Each Pricing Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                                                         ANNEX I



                                  Pricing Agreement


[Name of Representative],
as Representative of the Several Underwriters named in Schedule I hereto
[Address of Representative]


                                                                 _________, 2002

Ladies and Gentlemen:

      The Hertz Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the document entitled "The Hertz Corporation -- Debt Securities -- Underwriting Agreement Basic Provisions (the "Basic Provisions"), filed as an exhibit to the Registration Statement, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Basic Provisions is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty set forth in Section 2 of the Basic Provisions relating to the Prospectus and to the Prospectus as amended or supplemented applicable to the Designated Securities covered by this Pricing Agreement shall be deemed to have been made as of the date of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

      An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be electronically transmitted for filing with the Commission.

      Subject to the terms and conditions set forth herein and in the Basic Provisions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto [, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, [as may be specified in such Schedule II] [attributable to such Underwriter as determined pursuant to
Section 3 of the Basic Provisions]].

      If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in the Master Agreement Among Underwriters, the form of which you have delivered to us. You represent that you are authorized on behalf of yourselves and each of the Underwriters to enter into this Pricing Agreement.



                                    Very truly yours,



                                    THE HERTZ CORPORATION



                                    By:  ____________________
                                          Name:
                                          Title:





Accepted as of the date hereof:



[NAME OF REPRESENTATIVE]



By: ____________________
      Name:
      Title:

                         SCHEDULE I TO PRICING AGREEMENT


                                                  Principal Amount
                                                   of Designated
                                                  Securities to be
       Underwriters                                 Purchased
----------------------------------------------    ----------------
[Name of Representative]......................     $

[Name of Other Underwriters]..................
                                                  ----------------
Total.........................................     $
                                                  ================

                           SCHEDULE II TO PRICING AGREEMENT



Title of Designated Securities:

Aggregate principal amount:


Denominations:


Price to Public:


Purchase Price by Underwriters:


Maturity:

Interest Rate:

Interest Payment Dates:


Redemption Provisions:


Sinking Fund Provisions:


Time of Delivery:

Closing Location: Sidley Austin Brown & Wood LLP, New York, New York

Funds in which Underwriters to make Payment:
      Immediately available funds

Delayed Delivery:

                                                                        ANNEX II



                              Delayed Delivery Contract

                                                                          , 2002



THE HERTZ CORPORATION
c/o [Name and address of Representative]
Attention:

Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from The Hertz Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's
Prospectus dated         , 20  , as amended or supplemented, receipt of a copy
of which is hereby acknowledged, at a purchase price of    % of the principal
amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract. [The undersigned will purchase the Designated Securities from the
Company on         , 20  (the "Delivery Date"), and interest on the Designated
Securities so purchased will accrue from         , 20 . Each of the Designated
Securities will be dated the Delivery Date thereof.] [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


                                                       Date from Which
Delivery Date               Principal Amount           Interest Accrues
-------------               ----------------           ----------------

           , 20             $
           , 20             $


Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date". Each of the Designated Securities will be dated the Delivery Date thereof.]

      Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by [wire or internal bank transfer to an account specified by the Company][certified or official bank check] in [Immediately available funds] [[New York] Clearing House funds][at the office of ][at 9:30 a.m., New York City time,] on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the conditions that (1) the purchase of

Designated Securities by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is
subject and (2) the Company, on or before      , 20 , shall have sold to the
several Underwriters, pursuant to the Pricing Agreement dated     , 20 with the
Company, an aggregate principal amount of Designated Securities equal to $ minus the aggregate principal amount of Designated Securities covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

      Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

      The undersigned represents and warrants to the Company that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by any party hereto without the written consent of the other parties.

      This contract may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the sole discretion of the Company and that, without limiting the foregoing, acceptances of such contract need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                    Yours very truly,



                                    By ___________________________
                                       (Signature)

                                       ___________________________
                                       (Name and Title)


                                       ___________________________
                                       (Address)

Accepted,               , 2002

THE HERTZ CORPORATION



By: ___________________________

Name:

Title:



       THREE SIGNED COPIES OF THIS CONTRACT MUST BE RECEIVED BY [NAME OF
REPRESENTATIVE] NOT LATER THAN 5:00 P.M. ON           , ACCOMPANIED BY A
CERTIFICATE OF SECRETARY OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, AS TO THE AUTHORITY OF THE PERSON OR PERSONS SIGNING THIS CONTRACT.

                                                                       ANNEX III

                       Matters to be Covered by Letters of PwC

       (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder, and the statement in each Registration Statement in answer to Item 10 of Form S-3 is accurate insofar as it relates to them;

      (ii) In their opinion, the audited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Company's Annual Report on Form 10-K most recently filed with the Commission and covered by their report included therein (the "audited financials") comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations under the Act or the Exchange Act, as applicable;

      (iii) On the basis of limited procedures, not constituting an audit, which have been carried out through a specified date not more than two business days prior to the date of each such letter,* including (1) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statements on Auditing Standards No. 71, "Interim Financial Information," on the unaudited consolidated financial statements of the Company and its subsidiaries included in the Company's Quarterly Reports on Form 10-Q filed with the Commission from the beginning of the Company's fiscal year through the date of such letter (the "quarterly financials"), (2) a reading of the minutes of the meetings of the Board of Directors, Executive Committee, Finance Committee, Audit Committee and stockholders of the Company since the date of the audited financials, (3) inquiries of certain officials of the Company responsible for financial and accounting matters as to transactions and events subsequent to the date of the audited financials, and (4) such other procedures and inquiries as may be described in each such letter, nothing has come to their attention which has caused them to believe that:

            (A) Any material modifications should be made to the quarterly financials for them to be in conformity with generally accepted accounting principles; or

            (B) The quarterly financials do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations; or

            (C) As of the last day of the month immediately preceding the date of such letter, unless such day is less than five business days prior to the date of such letter, in which case as of the last day of the second month immediately preceding the date of such letter (or such other date as shall be mutually agreed upon by the Company and the Representative), (i) there was any increase in total debt, any decrease in stockholders' equity or any decrease in total assets of the Company as compared with amounts shown in the unaudited condensed consolidated financial statements as of the date of their most recent quarterly statements, or (ii) for the period from the date of their most recent quarterly statements through the last day of the month immediately preceding the date of such letter, unless such day is less than five business days prior to the date of such letter,


                                      III-1
      in which case as of the last day of the second month immediately preceding the date of such letter (or such other date as shall be mutually agreed upon by the Company and the Representative), there were any decreases, as compared with the amounts in the corresponding period in the preceding year, in total revenues or net income; and

      (iv) They have performed certain specified procedures, including comparisons with certain specified accounting records of the Company and its subsidiaries, with respect to certain items of information included in each Registration Statement, in the reports filed with the Commission from the beginning of the Company's fiscal year through the date of such letter* and, in the case of each letter to be delivered pursuant to Section 6(d) of the Basic Provisions, in the Prospectus as amended or supplemented through the date of such letter, and have found such items to be in agreement with such records.


--------
* [In the case of letters delivered pursuant to Section 6(d) of the Basic Provisions, such procedures will be carried out through a specified date not more than two business days prior to the effective date of [the] [each] Registration Statement or not more than two business days prior to the most recent report filed with the Commission containing financial statements, if the date of such report is later than such effective date.]


                                     III-2